                                                                EXHIBIT 10.10(b)

           SECOND AMENDMENT TO LYONDELL ASSET CONTRIBUTION AGREEMENT
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     This Second Amendment to Lyondell Asset Contribution Agreement (this "Second Amendment"), dated as of September 30, 2001, is entered into by and among Lyondell Chemical Company, a Delaware corporation (the "Contributor"), Lyondell Petrochemical LP Inc., a Delaware corporation (the "Contributing Partner") and Equistar Chemicals, LP, a Delaware limited partnership (the "Partnership").

                                   RECITALS:
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     A. The Contributor (as successor to Lyondell Petrochemical Company), the Contributing Partner and the Partnership are parties to that certain Asset Contribution Agreement, dated as of December 1, 1997, as amended by that certain First Amendment to Lyondell Asset Contribution Agreement, dated as of May 15, 1998 (such agreement, as amended by the First Amendment, herein called the "Asset Contribution Agreement").

     B. Following execution of the Asset Contribution Agreement, the Contributor, the Contributing Partner and the Partnership (the "Parties" and each individually, a "Party") have agreed to certain amendments clarifying the treatment of, and procedures pertaining to the management of, certain claims arising under the Asset Contribution Agreement.

     C. Simultaneously, and as an integral part of the resolution of the matters referenced herein, (i) the Partnership and certain affiliates of Occidental Petroleum Corporation have agreed to make certain amendments pursuant to that certain First Amendment to Occidental Asset Contribution Agreement dated as of September 30, 2001 (the "Occidental First Amendment") and (ii) the Partnership and certain affiliates of Millennium Petrochemicals, Inc. have agreed to settle certain claims and make certain amendments pursuant to that certain Second Amendment to Millennium Asset Contribution Agreement dated as of September 30, 2001 (the "Millennium Second Amendment").

     D. Accordingly, the Parties desire to amend the Asset Contribution Agreement on the terms set forth herein. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Asset Contribution Agreement. All section references in this Second Amendment are intended to refer to provisions contained in the Asset Contribution Agreement.

     NOW THEREFORE, in consideration of the premises and of the mutual covenants of the Parties hereto, it is hereby agreed that the Asset Contribution Agreement is hereby amended as follows:

     Section 1.     Assumption of Liabilities.
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     (a)  Section 2.5(a)(vi) is hereby amended and restated as follows:

          (vi) Third Party Claims (including De Minimis Claims) that are related to Pre-Closing Contingent Liabilities and that are first asserted seven years or more after the Closing Date.

     (b) The word "and" is hereby deleted from the end of Section 2.5(a)(x) and added to the end of Section 2.5(a)(xi).

     (c)  A new Section 2.5(a)(xii) is hereby added as follows:

          (xii) Pre-Closing Contingent Liabilities that do not involve a Third Party Claim and De Minimis Claims first asserted against the Partnership (and not the Contributor) within seven years after the Closing Date.

     Section 2.     Excluded Liabilities.  Section 2.6(i) is hereby amended and
                    --------------------
 restated as follows:

          (i) Any Pre-Closing Contingent Liability that is not an Assumed Liability, including any De Minimis Claim that is first asserted against Contributor and the Partnership, jointly, within seven years after the Closing Date.

     Section 3.     Lowest Cost Response.  The definition of "Lowest Cost
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Response" is hereby amended to delete the phrase "Chemical Substances" in the first sentence and replace it with the word "condition."

     Section 4.     Effectiveness of this Second Amendment. This Second
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Amendment shall be effective from and after the date hereof except as expressly provided with respect to certain disputes described in the Millennium Second Amendment; provided, however, that the execution and delivery of the Occidental First Amendment and the Millennium Second Amendment shall be conditions to the effectiveness of this Second Amendment. Except as amended by this Second Amendment, all of the terms and provisions of the Asset Contribution Agreement shall remain in full force and effect among the Parties from and after the date hereof.

     Section 5.     Counterparts.  This Second Amendment may be executed in any
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number of counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same instrument.

     Section 6.     APPLICABLE LAW.  THIS SECOND AMENDMENT SHALL BE GOVERNED BY,
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AND CONTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE EXCLUDING CONFLICTS OF LAW PRINCIPLES OF SUCH JURISDICTION, EXCEPT TO THE EXTENT SUCH MATTERS ARE MANDATORILY

SUBJECT TO THE LAWS OF ANOTHER JURISDICTION PURSUANT TO THE LAWS OF SUCH OTHER JURISDICTION.





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     IN WITNESS WHEREOF, the Parties have executed and delivered this Second Amendment as of the date first above written.



                                        LYONDELL CHEMICAL COMPANY,
                                        a Delaware corporation.



                                        By: /s/ Dan F. Smith
                                           -------------------------------
                                        Name: Dan F. Smith
                                        Title: President & Chief Executive
                                               Officer


                                        LYONDELL PETROCHEMICAL LP INC.,
                                        a Delaware corporation



                                        By: /s/ Gerald A. O'Brien
                                           -------------------------------
                                        Name: Gerald A. O'Brien
                                        Title: Vice President & General Counsel


                                        EQUISTAR CHEMICALS, LP,
                                        a Delaware limited partnership



                                        By: /s/ Eugene R. Allspach
                                           -------------------------------
                                        Name: Eugene R. Allspach
                                        Title: President & Chief Operating
                                               Officer




 [Signature Page to Second Amendment To Lyondell Asset Contribution Agreement]